EXHIBIT 10.2


                           COMMERCIAL LEASE AGREEMENT



THIS LEASE, made this 24th day of January, 2001, by and between OXENDINE FAMILY LIMITED PARTNERSHIP ("Landlord") whose address is; 1812 Woodberry Road, Charlotte, NC 28212 and WEBB MORTGAGE ("Tenant") whose address is; 9930 Monroe Road, Suite 102, Matthews, NC 28105.

                                   WITNESSETH:

PREMISES
1. Landlord, for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned provided for an covenanted to be paid, kept and performed by Tenant, leases and rents unto Tenant, and Tenant hereby leases and takes upon the terms and conditions which hereinafter appear, the following described property (hereinafter called the "Premises"), to wit:


Address: 9930 Monroe Road, Suite 102, Matthews, NC 28105 Legal Description:
Suite 102, Containing approximately 807 SF in Building 3 (Single Story) at Sardis Office Park

|X| See attached Exhibit _A__ for SITE PLAN.

TERM
2. The Tenant shall have and hold the Premises for a term of Three (3) years__________________________ beginning on the ____1st__ day of ____June,
2001_______, and ending on the _____31st____ day of _______May, 2004__, at midnight, unless sooner terminated as hereinafter provided. The first Lease Year anniversary shall be the date twelve (12) calendar months after the first day of the first ful month of the term hereof and successive Lease Year Anniversaries shall be the date twelve (12) calendar months from the previous Lease Year Anniversary.

RENTAL
3. Tenant agrees to pay Landlord or its Agent without demand, deduction or set off, an annual rental of $_11,298.00_ payable in equal monthly installments of $_941.50__ in advance of the first day of each calendar month during the term hereof. Upon execution of this Lease, Tenant shall pay to Landlord the first month's rent due hereunder. Rental for any period during the term hereof which is less than one month shall be the pro-rated portion of the monthly rental due. On each Lease Year Anniversary the annual rental payable hereunder (and accordingly the monthly installments) shall be adjusted:
|_| by any change in the Consumer Price Index, Urban Wage Earners and Clerical Workers. All Cities (CPI-W, 1982- 1984=100) ("Index") by multiplying the then effective annual rental by the value of said index for the month two months prior to the Lease Year Anniversary and dividing the product by the value of said Index for the month two months prior to the previous Lease Year Anniversary (in instance of the first Lease Anniversary the value of the Index for the month two months prior to the first full month of the term hereof). In the event the Index ceases to be published, there shall be substituted for the Index the measure published by the US Department of Labor which most nearly approximates the Index;

|X| as follows:

                             INCREASE 4% PER ANNUM
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|_| If this box is checked, Tenant shall pay al rental to Landlord's Agent at the following address:

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LATE CHARGES
4. If Landlord fails to receive any rent payment within __5__ days after it becomes due, Tenant shall pay Landlord, as additional rental, a late charge equal to ____Five___________ percent ( 5%) of the overdue amount or $__100.00________ whichever is greater, plus any actual bank fees incurred for returned or dishonored checks. The parties agree that such a late charge represents a fair and reasonable estimate of the cost Landlord will incur by reason of such late payment.

SECURITY DEPOSIT
5. Tenant shall deposit with Landlord or its Agent upon execution of this Lease $__941.50______ as security deposit which shall be held as security for the full and faithful performance by Tenant of each and every term, covenant and condition of this Lease. If any of the rents or other charges or sums payable by Tenant shall be over-due and unpaid or should payments be made on behalf of Tenant, or should Tenant fail to perform any of the terms of this Lease, then Landlord or its Gent may, at its option, appropriate and apply the security deposit, or so much thereof as may be necessary, to compensate toward the payment of the rents, charges or other sums due from Tenant, or towards any loss, damage or expense sustained by Landlord resulting from such default on the part of the Tenant; and in such event Tenant shall upon demand restore the security deposit to the original sum deposited. In the event Tenant furnished Landlord with proof that all utility bills have been paid through the date of Lease termination, and performs all of Tenant's other obligations under this Lease, the security deposit shall be returned in full to Tenant within thirty
(30) days after the date of the expiration or sooner termination of the term of this Lease and the surrender of the Premises by Tenant in compliance with the provisions of this Lease. THE SECURITY DEPOSIT MAY BE PLACED IN AN INTEREST BEARING ACCOUNT AND ANY INTEREST THEREON SHALL BE THE PROPERTY OF THE PARTY HOLDING THE SAME.

|_| If this box is checked, Agent shall hold the Security Deposit and shall be entitled to the interest thereon.

UTILITY BILLS
6. (a) Tenant shall pay the following utilities: Electricity, Gas (if applicable), Telephone and Janitorial Service.

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         (b) Landlord shall pay the following utilities: Water, Sewer, Common
Area Utilities.

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Responsibility to pay for a utility service shall include all metering, hook-up fees or other miscellaneous charges associated with the installation and maintenance of such utility in said party's name.

COMMON AREA COTS: RULES AND REGULATIONS
7. The Rules and Regulations, if any, attached hereto are made a part of this Lease. Tenant agrees to perform and abide by these Rules and Regulations, if any, and such other Rules and Regulations, if any, as may be made from time to time by Landlord.

USE OF PREMISES
8. The Premises shall be used for General Office

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purposes only and no other. The Premises shall not be used for any illegal purposes, nor in any manner to create any nuisance or trespass, nor in any manner to vitiate the insurance or increase the rate of insurance on the Premises. In the event Tenant's use of the Premises results in an increase in the rate of insurance on the Premises, Tenant shall pay to Landlord, upon demand and as additional rental, the amount of any such increase.

TAX AND INSURANCE ESCALATION

9. Tenant shall be solely responsible for insuring Tenant's personal and business property and for paying any taxes or governmental assessments levied thereon.

INDEMNITY; INSURANCE
10. Tenant agrees to and hereby does indemnify and save Landlord harmless against all claims for damages to persons or property by reason of Tenant's use or occupancy of the Premises, and all expenses incurred by Landlord because thereof, including attorney's fees and court costs. Supplementing the foregoing and in addition thereto, Tenant shall during the term of this Lease and any extension or renewal thereof, and at Tenant's expense, maintain in full force and effect comprehensive general liability insurance with limits of $ 500,000 per person and $ 1,000,000 per accident, and property damage limits of $ 500,000 , which insurance shall contain a special endorsement recognizing and insuring any liability accruing to Tenant under the first sentence of this paragraph and naming Landlord as additional insured. Tenant shall provide evidence of such insurance to Landlord prior to the commencement of the term of this Lease. Landlord and Tenant each hereby release and relieve the other, and waive any right of recovery, for loss or damage arising out of or incident to the perils insured against which perils occur in, on or about the Premises, whether due to the negligence of Landlord or Tenant or their agents, employees, contractors and/or invites, tot he extent that such loss or damage is within the policy limits of aid comprehensive general liability insurance. Landlord and Tenant shall, upon obtaining the policies of insurance required, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

REPAIRS BY LANDLORD
11. Landlord agrees to keep in good repair the roof, foundation and exterior walls of the Premises (exclusive of all glass and exclusive of all exterior doors) and underground utility and sewer pipes outside the exterior walls of the building, except repairs rendered necessary by the negligence or intentional wrongful acts of Tenant, its agents, employees and invites. If the Premises are part of a larger building or group of buildings, then to the extent that the grounds are common areas, Landlord shall maintain the grounds surrounding the building, including paving, the mowing of grass, care of shrubs and general landscaping. Tenant shall promptly report in writing to Landlord any defective condition known to it which Landlord is required to repair and failure to report such conditions shall make Tenant responsible to Landlord for any liability incurred by Landlord by reason of such conditions.

REPAIRS BY TENANT
12. Tenant accepts the Premises in their present condition and as suited for the uses intended by Tenant. Tenant shall throughout the initial term of this Lease, and any extension or renewal thereof, at its expense, maintain in good order and repair the Premises, including the building, heating and air conditioning equipment (including but not limited to replacement of parts, compressors, air handling units and heating units) and other improvements located thereon, except those repairs expressly required to be made by Landlord hereunder. Unless the grounds are common areas of a building(s) larger than the Premises, Tenant further agrees to care for the grounds around the building, including paving, he mowing of grass care of shrubs and general landscaping. Tenant agrees to return the Premises to Landlord at the expiration or prior termination of this Lease, in as good condition and repair as when first received, natural wear and ear damage by storm, fire, lightening, earthquake or other casualty alone excepted. Tenant, Tenant's employees, agents, contractors or subcontractors shall take no action which may void any manufacturers or installers warranty with relation to the Premises. Tenant shall indemnity and hold Landlord harmless from any liability claim, demand or cause of action arising on account of Tenants breach of the provisions of this paragraph.

ALTERATIONS
13. Tenant shall not make any alterations, additions or improvements to the Premises without Landlord's prior written consent. Tenant shall promptly remove any alterations, additions, or improvements constructed in violation of this Paragraph upon Landlord's written request. All approved alterations, additions, and improvements will be accomplished in a good and workmanlike manner, in conformity with al applicable laws and regulations, and by a contractor approved by Landlord, free of any liens or encumbrances. Landlord may require Tenant to remove any alterations, additions or improvements (whether or not made with Landlord's consent) at the termination of the Lease and to restore the Premises to its prior condition, all at Tenant's expense. All alterations, additions and improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the termination of this Lease, except that Tenant may remove any of Tenant's machinery or equipment which can be removed without material damage to the Premises. Tenant shall repair, at Tenant's expense, any damage to the Premises caused by the removal of any such machinery or equipment.

REMOVAL OF FIXTURES
14. Tenant may (if not in default hereunder) prior to the expiration of this Lease, or any extension or renewal thereof, remove all fixtures and equipment which it has placed in the Premises, provided Tenant repairs all damage to the Premises caused by such removal.

DESTRUCTION OF OR DAMAGE TO PREMISES
15. If the premises are totally destroyed by storm, fire, lighting, earthquake or other casualty, this lease shall terminate as of the date of such destruction and rental shall be accounted for as between Landlord and Tenant as of that date. If the premises are damaged but not wholly destroyed by any such casualties, rental shall abate in such proportion as effective us of the Premises has ben affected and Landlord shall restore Premise to substantially the same condition as before damage as speedily as is practicable, whereupon full rental shall recommence.

GOVERNMENTAL ORDERS
16. Tenant agrees, at its own expense to comply promptly with all requirements of any legally constituted public authority made necessary by reason of Tenant's occupancy of the Premises. Landlord agrees to comply promptly with any such requirements if not made necessary by reason of Tenant's occupancy. It is mutually agreed, however, between Landlord and Tenant, that if in order to comply with such requirements, the cost to Landlord or Tenant, as the case may be, shall exceed a sum equal to one year's rent, then Landlord or Tenant, whichever is obligated to comply with such requirements, may terminate this Lease by giving written notice of termination to the other party by registered mail, which termination shall become effective sixty (60) days after receipt of such notice and which notice shall eliminate the necessity of compliance with such requirements by giving such notice unless the party giving such notice of termination shall, before termination becomes effective, pay to the party giving notice all cost of compliance in excess of one year's rent, or secure payment of said sum in manner satisfactory to the party giving notice.

CONDEMNATION
17. If the whole of the Premises, or such portion thereof as will make the Premises unusable for the purposes herein leased, is condemned by any legally constituted authority for any public use or purpose, then in either of said events the term hereby granted shall cease from the date when possession thereof is taken by public authorities, and rental shall be accounted for as between Landlord and Tenant as of said date. Such termination, however, shall be without prejudice to the rights of either Landlord or Tenant to recover compensation and damage caused by condemnation from the condemner. It is further understood and agreed that Tenant shall not have any right in any award made to Landlord by any condemnation authority.

ASSIGNMENT AND SUBLETTING
18. Tenant shall not, without the prior written consent of Landlord, which shall not be unreasonably withheld, assign this Lease or any interest hereunder, or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than the Tenant. Consent to any assignment or sublease shall not impair this provision and all later assignments or subleases shall be made likewise only on the prior written consent of Landlord. The Assignee of Tenant, at option of Landlord, shall become directly liable to Landlord for all obligations of Tenant hereunder, but no sublease or assignment by Tenant shall relieve Tenant of any liability hereunder.

EVENTS OF DEFAULT
19. The happening of any one or more of the following events (hereinafter any one of which may be referred to as an "Event of Default") during the term of this Lease, or any renewal or extension thereof, shall continue a breach of this Lease on the part of the Tenant: (a) Tenant fails to pay the rental as provided for herein; (b) Tenant abandons or vacates the Premises; (c) Tenant fails to comply with or abide by and perform any other obligation imposed upon Tenant under this Lease; (d) Tenant is adjudicated bankrupt; (e) A permanent receiver is appointed for Tenant's property and such receiver is not removed within sixty
(60) days after written notice from Landlord to Tenant to obtain such removal;
(f) Tenant, either voluntarily or involuntarily, takes advantage of any debt or relief proceedings under any present or future law, whereby the rent or any part thereof is, or is proposed to be reduced or payment thereof deferred; (g) Tenant makes an assignment for benefit of creditors; or (h) Tenant's effects are levied upon or attached under process against Tenant, which is not satisfied or dissolved within thirty (30) days after written notice from Landlord to Tenant to obtain satisfaction thereof.

REMEDIES UPON DEFAULT
20. Upon the occurrence of Event of Default, Landlord may pursue any ne or more of the following remedies separately or concurrently, without prejudice to any other remedy herein provided or provided by law; (a) if the Event of Default involves nonpayment of rental and Tenant fails to cure such default within five
(5) days after receipt of written notice thereof from Landlord, or if the Event of Default involves a default in performing any of the terms or provisions of this Lease other than the payment of rental and Tenant fails to cure such default within fifteen (15) days after receipt of written notice of default from Landlord, Landlord may terminate this Lease by giving written notice to Tenant and upon such termination shall be entitled to recover from Tenant damages as may be permitted under applicable law; or (b) if the Event of Default involves any matter other than those set forth in items (a) of this paragraph, Landlord may terminate this Lease by giving written notice to Tenant and, upon such termination, shall be entitled to recover from the Tenant damages in an amount equal to all rental which is due and all rental which would otherwise have become due throughout the remaining term of this Lease, or any renewal or extension thereof (as if this Lease had not been terminated); or (c) upon any Event of Default, Landlord, as Tenant's agent without terminating this Lease, may enter upon and rent the Premises, in whole or in part at the best price obtainable by reasonable effort, without advertisement and by private negotiations and for any term Landlord deems proper, with Tenant being liable to Landlord for the deficiency, if any, between Tenant's rent hereunder and the price obtained by Landlord on reletting, provided however, that Landlord shall not be considered to be under any duty by reason of this provision to take any action to mitigate damages by reason of Tenant's default. In he event Landlord hires an attorney to enforce its rights upon default, Tenant shall in addition be liable for reasonable attorney's fees and all costs of collection.

EXTERIOR SIGNS
21. Tenant shall place no signs upon he outside walls or roof of the Premises, except with the express written consent of the Landlord. Any and all signs placed on the Premises by Tenant shall be maintained in compliance with governmental rules and regulations governing such signed and Tenant shall be responsible to Landlord for any damage caused by installation, use or maintenance of said signs, and all damage incident to removal thereof.

LANDLORD'S ENTRY OF PREMISES
22. Landlord may advertise the Premises "For Rent" or "For Sale" 90 days before the termination of this Lease. Landlord may enter the Premises at reasonable hours to exhibit same to prospective purchasers or tenants and to make repairs required of Landlord under the terms hereof or to make repairs to Landlord's adjoining property, if any.

EFFECT OF TERMINATION OF LEASE
23. No termination of this Lease prior to the normal ending thereof, by lapse of time or otherwise, shall affect Landlord's right to collect rent for the period prior to termination thereof.

MORTGAGEE'S RIGHTS
24. Tenant's rights shall be subject to any bona fide mortgage, deed of trust or other security interest which is now or may hereafter be placed upon the Premises by Landlord. Tenant shall if requested by Landlord, execute a separate agreement reflecting such subordination, and shall be obligated to execute such documentation as may facilitate Landlord's sale or refinancing of the Premises, including, but not limited to estoppel certificates, subordination or attornment agreements.

QUIET ENJOYMENT
25. So long as Tenant observes and performs the covenants and agreements contained herein it shall at all times during the Lease term peacefully and quietly have and enjoy possession of the Premises, but always subject to the terms hereof. Provided, however, that in the event Landlord shall sell or otherwise transfer its interest in the Premises, Tenant agrees to attorn to any new owner or interest holder and shall if requested by Landlord, execute a separate agreement reflecting such attornment, provided that said agreement requires the new owner or interest holder to recognize its obligations and Tenant's rights hereunder.

HOLDING OVER
26. If Tenant remains in possession of the Premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of the parties, Tenant shall be a tenant at will at the rental rate which is in effect at end of this Lease and there shall be no renewal of this Lease by operation of law. If Tenant remains in possession of the Premises after expiration of the term hereof without Landlord's acquiescence, Tenant shall be a tenant at sufferance and commencing on the date following the date of such expiration, the monthly rental payable under Paragraph 3 above shall for each month, or fraction thereof during which Tenant so remains in possession of the Premises, be twice the monthly rental otherwise payable under Paragraph 3 above.

ATTORNEY'S FEES
27. In the event that any action or proceeding is brought to enforce any term, covenant or condition of this Lease on the part of Landlord or Tenant, the prevailing party in such litigation shall be entitled to recover reasonable attorney's fees and costs.

RIGHTS CUMULATIVE
28. All rights, powers and privileges conferred hereunder upon parties hereto shall be cumulative and not restrictive of those given by law.

WAIVER OF RIGHTS
29. No failure of Landlord to exercise any power given Landlord hereunder or to insist upon strict compliance by tenant or its obligations hereunder and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

ENVIRONMENTAL LAWS
30. (a) Tenant shall not bring onto the Premises any Hazardous Materials (as defined below) without the prior written approval by Landlord. Any approval must be preceded by submission to Landlord of appropriate Material Safety Data Sheets (MSD Sheets). In the event of approval by Landlord Tenant covenants that it will
(1) comply with all requirements of any constituted public authority and all federal, state, and local codes statute,, ordinances, rules and regulations, and laws, whether now in force or hereafter adopted relating to Tenant's use of the Premises, or relating to the storage, use, disposal, processing, distribution, shipping or sales of any hazardous, flammable, toxic, or dangerous materials, waste or substance, the presence of which is regulated by a federal state, or local law, ruling, rule or regulation (hereafter collectively referred to as "Hazardous Materials"); (2) comply with any reasonable recommendations by the insurance carrier of either Landlord or Tenant relating to the use by Tenant on the Premises of such Hazardous Materials; (3) refrain from unlawfully disposing of or allowing the disposal of any Hazardous Materials upon, within, about or under the Premises; and (4) remove all Hazardous Materials from he Premises, either after their use by Tenant or upon the expiration or earlier termination of this Lease, in compliance with all applicable laws.

         2. Tenant shall be responsible for obtaining all necessary permits in connection with its use, storage and disposal of Hazardous Materials, and shall develop and maintain, and where necessary file with the appropriate authorities, all reports, receipts, manifest, filings, lists and invoices covering those Hazardous Materials and Tenant shall provide Landlord with copies of all such items upon request. Tenant shall provide within five (5) days after receipt thereof, copies of all notices, orders, claims or other correspondence from any federal, state or local government or agency alleging any violation of any environmental law or regulation by Tenant, or related in any manner to Hazardous Materials. In addition, Tenant shall provide Landlord with copies of all responses to such correspondence at the time of the response.

         3. Tenant hereby indemnifies and holds harmless Landlord, its successors and assigns from and against any and all losses, liabilities, damages, injuries, penalties, fines, costs, expenses and claims of any and every kind whatsoever (including attorney's fees and cost, expenses or claims asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, from time to time, and regulations promulgated thereunder, any so-called state or local "Superfund" or "Superlien" law, or any other federal state or local statute, law or ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning any Hazardous Materials) paid, incurred or suffered by, or asserted against Landlord as a result of any claim, demand or judicial or administrative action by any person or entity (including governmental or private entities) for, with respect to, or as a direct or indirect result of, the presence on or under or the escape, seepage, leakage, spillage, discharge, emission or release from the Premises on any Hazardous Materials caused by Tenant or Tenant's agents, employees, invitees or successors in interest. This indemnity shall also apply to any release of Hazardous Materials caused by a fire or other casualty to the premises if such Hazardous Materials were stored on the Premises by Tenant, its agents, employees, invitees or successors in interest.

         4. If Tenant fails to comply with the Covenants to be performed hereunder with respect to Hazardous materials, or if an environmental protection lien is filed against the premises as a result of the actions of Tenant, its agents, employees or invitees, then the occurrence of any such events shall be considered a default hereunder.

         5. Tenant will give Landlord prompt notice of any release of Hazardous Materials, reportable or non- reportable, to federal, state or local authorities, or any fire, or any damage occurring on or to the Premises.

         6. Tenant will use and occupy the Premises and conduct its business in such a manner that the Premises are neat, clean and orderly at all times with all chemicals or Hazardous Materials marked for easy identification and stored according to all codes as outlined above.

         7. The warranties and indemnities contained in this Paragraph shall survive the termination of this Lease.

TIME OF ESSENCE
31. Time is of the essence in this Lease.

ABANDONMENT
32. Tenant shall not abandon the Premises at any time during the Lease term. If Tenant shall abandon the Premises or be dispossessed by process of law, any Personal Property belonging to Tenant and left on the Premises shall, at the option of Landlord, be deemed abandoned, and available to Landlord to use or sell to offset any rent due or any expenses incurred by removing same and restoring the Premises.

DEFINITIONS
33. "Landlord" as used in this Lease shall include the undersigned, its heirs, representatives, assigns and successors in title to the Premises. "Agent" as used in this Lease shall mean the party designated as same in Paragraph 34, its heirs, representatives, assigns and successors. "Tenant" shall include the undersigned and its heirs, representatives, assigns and successors, and if this Lease shall be validly assigned or sublet, shall include also Tenant's assignees or sublesees as to the Premises covered by such assignment or sublease. "Landlord," "Tenant," and "Agent" include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

NOTICES
34. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by U.S. certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered or sent to the address shown at the beginning of this Lease, except that upon Tenant taking possession of the Premises, then the Premises shall be Tenant's address for such purposes. Notices to Landlord shall be delivered or sent to the address shown at the beginning of this Lease and notices to Agent, if any, shall be delivered or sent to the address set forth in Paragraph 3 hereof.

ALL NOTICES SHALL BE EFFECTIVE UPON DELIVERY. ANY PARTY MAY CHANGE IS NOTICE ADDRESS UPON WRITTEN NOTICE TO THE OTHER PARTIES, GIVEN AS PROVIDED HEREIN.


ENTIRE AGREEMENT
35. This Lease contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein shall be of any force or effect. This Lease may not be modified except by a writing signed by all the parties hereto.

AUTHORIZED LEASE EXECUTION
36. Each individual executing this Lease as director, officer, partner, member, or agent of a corporation, limited liability company, or partnership represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of such corporation, limited liability company, or partnership.

TRANSFER OF LANDLORD'S INTEREST
37. In the event of the sale, assignment or transfer by Landlord of its interest in the Premises or in this Lease (other than a collateral assignment to secure a debt o Landlord) to a successor in interest who expressly assumes the obligations of Landlord under this Lease, Landlord shall thereupon be released and discharged from all its covenants and obligations under this Lease, except those obligations that have accrued prior to such sale, assignment or transfer, and Tenant agrees to look solely to the successor in interest of Landlord for the performance of those covenants accruing after such sale, assignment or transfer, Landlord's assignment of this Lease, or of any or all of its rights in this Lease, shall not affect Tenant's obligations hereunder, and Tenant shall attorn and look to the assignee as Landlord, provided Tenant has first received written notice of the assignment of Landlord's interest.

SPECIAL STIPULATIONS
38. Any special stipulations are set forth in the attached Exhibit B. Insofar as said Special Stipulations conflict with any of the foregoing provisions said Special Stipulations shall control.

MEMORANDUM OF LEASE
39. Upon request by either Landlord or Tenant, the parties hereto shall execute a short form lease (Memorandum of Lease) in recordable form, setting forth such provisions hereof (other than the amount of Base Monthly Rent and other sums due) as either party may wish to incorporate. The cost of recording such memorandum of lease shall be borne by the party requesting execution of same.



THIS DOCUMENT IS A LEGAL DOCUMENT. EXECUTION OF THIS DOCUMENT HAS LEGAL CONSEQUENCES THAT COULD BE ENFORCEABLE IN A COURT OF LAW. THE NORTH CAROLINA ASSOCIATION OF REALTORS MAKES NO REPRESENTATIONS CONCERNING THE LEGAL SUFFICIENCY, LEGAL EFFECT OR TAX CONSEQUENCES OF THIS DOCUMENT OR THE TRANSACTION TO WHICH IT RELATED AND RECOMMENDS THAT YOU CONSULT YOUR ATTORNEY.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, the date and years first above written.


LANDLORD:

Individual                                           Business Entity


                                           OXENDINE FAMILY LIMITED PARTNERSHIP
-----------------------------

                                           By:  /S/ Jene E. Oxendine
-----------------------------                   --------------------------------
                                           Title:
                                                  ------------------------------


TENANT:

Individual                                 Business Entity

                                           WEBB MORTGAGE
------------------------------
                                           By: /S/ Byron Webb
                                               ---------------------------------
                                           Title: President
                                                  ------------------------------


                                           Witness: /S/ Andrea Webb
                                                    ----------------------------





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                              SCHEDULE OF EXHIBITS


         EXHIBIT A         SITE PLAN

         EXHIBIT B         SPECIAL STIPULATIONS

         EXHIBIT C         BUILDING RULES & REGULATIONS

         EXHIBIT D         FLOOR PLAN